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                                                                     EXHIBIT 4.7

                   EXCHANGE AND REGISTRATION RIGHTS AGREEMENT

     EXCHANGE AND REGISTRATION RIGHTS AGREEMENT, dated as of February 4, 1997, among The PMI Group, Inc., a Delaware corporation (the "Company"), PMI Capital I, a Delaware statutory business trust (the "Trust"), and Goldman, Sachs & Co. as the initial purchaser (the "Initial Purchaser") of the 8.309% Capital Securities, Series A of the Trust, which are guaranteed by the Company.

     1. Certain Definitions.
     -----------------------

     For purposes of this Registration Rights Agreement, the following terms shall have the following respective meanings:

         (a) "Administrative Trustees" shall mean the Administrative Trustees appointed pursuant to the Trust Agreement.

         (b) "Capital Securities" shall mean the 8.309% Capital Securities, Series A, Liquidation Amount $1,000 per Capital Security, to be issued under the Trust Agreement and sold to the Initial Purchaser, and securities issued in exchange therefor, other than Debentures, or in lieu thereof pursuant to the Trust Agreement.

         (c) "Closing Date" shall mean the date on which the Capital Securities are initially issued.

         (d) "Commission" shall mean the Securities and Exchange Commission, or any other Federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

         (e) "Debentures" shall mean the 8.309% Junior Subordinated Deferrable Interest Debentures, Series A due February 1, 2027 of the Company to be issued under the Indenture, and securities issued in exchange therefor or in lieu thereof pursuant to the Indenture.

         (f) "Effective Time", in the case of (i) an Exchange Offer, shall mean the time and date as of which the Commission declares the Exchange Offer Registration Statement effective or as of which the Exchange Offer Registration Statement otherwise becomes effective, and (ii) a Shelf Registration, shall mean the time and date as of which the Commission declares the Shelf Registration effective or as of which the Shelf Registration otherwise becomes effective.

         (g) "Exchange Act" shall mean the Securities Exchange Act of 1934, or any successor thereto, as the same shall be amended from time to time.

         (h) "Exchange Capital Securities" shall have the meaning assigned thereto in Section 2(a) hereof.

         (i) "Exchange Debentures " shall have the meaning assigned thereto in
     Section 2(a) hereof.

         (j) "Exchange Guarantee " shall have the meaning assigned thereto in
     Section 2(a) hereof.

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         (k) "Exchange Offer" shall have the meaning assigned thereto in Section
     2(a) hereof.

         (l) "Exchange Offer Registration Statement" shall have the meaning assigned thereto in Section 2(a) hereof.

         (m) "Exchange Registration" shall have the meaning assigned thereto in
     Section 3(f) hereof.

         (n) "Exchange Securities" shall have the meaning assigned thereto in
     Section 2(a) hereof.

         (o) "Guarantee" shall mean the guarantee of the Capital Securities by the Company under the Guarantee Agreement, dated as of February 4, 1997, between the Company and The Bank of New York, as Guarantee Trustee.

         (p) The term "holder" shall mean the Initial Purchaser for so long as it owns any Registrable Securities, and such of its respective successors and assigns who acquire Registrable Securities, directly or indirectly, from such person or from any successor or assign of such person, in each case for so long as such person owns any Registrable Securities.

         (q) "Indenture" shall mean the Junior Subordinated Indenture, dated as of February 4, 1997, between the Company and The Bank of New York, as Trustee, as the same shall be amended from time to time.

         (r) "Initial Purchaser" shall have the meaning assigned thereto in the introductory paragraph hereto.

         (s) "Liquidation Amount" shall mean the stated amount of $1,000 per Trust Security.

         (t) The term "person" shall mean a corporation, association, partnership, organization, business, individual, government or political subdivision thereof or governmental agency.

         (u) "Private Exchange" shall have the meaning assigned thereto in
     Section 2(a) hereof.

         (v) "Private Exchange Securities" shall have the meaning assigned thereto in Section 2(a) hereof.

         (w) "Registrable Securities" shall mean the Securities and the Private Exchange Securities; provided, however, that such Securities shall cease to
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     be Registrable Securities when (i) in the circumstances contemplated by
     Section 2(a) hereof, such Securities have been exchanged for Exchange Securities in an Exchange Offer as contemplated in Section 2(a) (provided
                                                                      --------
     that any Exchange Securities received by a broker-dealer in an Exchange Offer in exchange for Registrable Securities that were not acquired by the broker-dealer directly from the Company will also be Registrable Securities through and including the earlier of the 90th day after the Exchange Offer is completed or such time as such broker-dealer no longer owns such Exchange Securities); (ii) in the circumstances contemplated by Section 2(b) hereof, a registration statement registering such Securities or Private Exchange Securities under the Securities Act has been declared or becomes effective and such Securities or Private Exchange Securities have been sold or otherwise transferred by the holder thereof pursuant to such effective registration

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     statement or, in the case of the Private Exchange Securities, such registration statement has been kept effective for 60 days; (iii) such Securities or Private Exchange Securities are or may be sold pursuant to Rule 144 or any successor provision under circumstances in which any legend borne by such Securities or Private Exchange Securities relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed or such Securities or Private Exchange Securities are eligible to be sold pursuant to paragraph (k) of Rule 144; or (iv) such Securities or Private Exchange Securities shall cease to be outstanding. When used in connection with a Shelf Registration effected pursuant to
     Section 2(b)(iv) hereof, the term Registrable Securities shall in such context be deemed to refer only to the Private Exchange Securities.

         (x) "Registration Default" shall have the meaning assigned thereto in
     Section 2(c) hereof.

         (y) "Registration Default Interest" shall have the meaning assigned thereto in Section 2(c) hereof.

         (z) "Registration Default Distributions" shall have the meaning assigned thereto in Section 2(c) hereof.

         (aa) "Registration Expenses" shall have the meaning assigned thereto in
     Section 4 hereof.

         (bb) "Resale Period" shall have the meaning assigned thereto in Section 2(a) hereof.

         (cc) "Restricted Holder" shall mean (i) a holder that is an affiliate of the Company within the meaning of Rule 405, (ii) a holder who acquires Exchange Securities outside the ordinary course of such holder's business or (iii) a holder who has arrangements or understandings with any person to participate in the Exchange Offer for the purpose of distributing Exchange Securities.

         (dd) "Rule 144," "Rule 405" and "Rule 415" shall mean, in each case, such rule promulgated under the Securities Act.

         (ee) "Securities" shall mean, collectively, the Capital Securities, the Guarantee and the Debentures.

         (ff) "Securities Act" shall mean the Securities Act of 1933.

         (gg) "Shelf Registration" shall have the meaning assigned thereto in
     Section 2(b) hereof.

         (hh) "Trust Agreement" shall mean the Amended and Restated Trust Agreement, dated as of February 4, 1997, among the Company, as Depositor, The Bank of New York, as Property Trustee, and The Bank of New York (Delaware), as Delaware Trustee.

         (ii) "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, or any successor thereto, and the rules, regulations and forms promulgated thereunder, all as the same shall be amended from time to time.


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         (jj) "Trust Securities" shall mean collectively the Capital Securities and the Common Securities to be issued under the Trust Agreement to the Company.

         Unless the context otherwise requires, any reference herein to a "Section" or "clause" refers to a Section or clause, as the case may be, of this Registration Rights Agreement, and the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Registration Rights Agreement as a whole and not to any particular Section or other subdivision. Unless the context otherwise requires, any reference to a statute, rule or regulation refers to the same (including any successor statute, rule or regulation thereto) as it may be amended from time to time.

     2. Registration Under the Securities Act.
     -----------------------------------------

     (a) Except as set forth in Section 2(b) below, the Company and the Trust agree to use their reasonable efforts to file under the Securities Act within 150 days after the Closing Date, a registration statement (the "Exchange Offer Registration Statement") relating to an offer to exchange (the "Exchange Offer") any and all of the Securities for a like aggregate amount of capital securities issued by the Trust and guaranteed by the Company and underlying junior subordinated deferrable interest debentures of the Company, which capital securities, guarantee and debentures are identical to the Capital Securities, the Guarantee and the Debentures, respectively (and are entitled to the benefits of trust indentures which have been qualified under the Trust Indenture Act) except that (other than the Private Exchange Securities (as defined below), if any) they have been registered pursuant to an effective registration statement under the Securities Act, do not contain restrictions on transfers and, in the case of such capital securities and debentures, do not contain provisions for the additional distributions and additional interest, as the case may be, contemplated in Section 2(c) below (such new securities hereinafter called the "Exchange Capital Securities", the "Exchange Guarantee" and the "Exchange Debentures", respectively, and together the "Exchange Securities"). The Company and the Trust agree to use their reasonable efforts to cause the Exchange Offer Registration Statement to become effective under the Securities Act within 180 days after the Closing Date. The Exchange Offer will be registered under the Securities Act on the appropriate form and will comply with all applicable tender offer rules and regulations under the Exchange Act. The Company and the Trust further agree to use their reasonable efforts to commence and complete the Exchange Offer promptly after the Exchange Offer Registration Statement has become effective, hold the Exchange Offer open for not less than 30 days and exchange Exchange Securities for all Securities that have been properly tendered and not validly withdrawn on or prior to the expiration of the Exchange Offer. The Exchange Offer will be deemed to have been completed only if the Exchange Securities received by holders other than Restricted Holders in the Exchange Offer for Securities are, upon receipt, transferable by each such holder without restriction under the Securities Act and the Exchange Act and without material restrictions under the Blue Sky or securities laws of a substantial majority of the States of the United States of America. The Exchange Offer shall be deemed to have been completed upon the earlier to occur of (i) the Company and the Trust having exchanged the Exchange Securities or Private Exchange Securities for all outstanding Securities pursuant to the Exchange Offer and (ii) the Company having exchanged, pursuant to the Exchange Offer, Exchange Securities or Private Exchange Securities for all Securities that have been properly tendered and not validly withdrawn before the expiration of the Exchange Offer, which shall be on a date that is at least 30 days following the commencement of the Exchange Offer. The Company and the Trust agree (x) to include in the registration statement a prospectus for use in connection with any resales of Exchange Securities by a holder that is a broker-dealer, other than resales of

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Exchange Securities received by a broker-dealer pursuant to the Exchange Offer in exchange for Registrable Securities acquired by such broker-dealer directly from the Trust, and (y) to keep the Exchange Offer Registration Statement effective for a period (the "Resale Period") beginning when Exchange Securities are first issued in the Exchange Offer and ending upon the earlier of (i) either
(a) the expiration of the 90th day after the Exchange Offer has been completed or (b) in the event the Company and the Trust have at any time notified any broker-dealers pursuant to Section 3(f)(iii) hereof, the day beyond the 90th day after the Exchange Offer has been completed that reflects an additional period of days equal to the number of days during all of the periods from and including the dates the Company and the Trust give notice pursuant to Section 3(f)(ii) hereof to and including the date when broker-dealers receive an amended or supplemented prospectus necessary to permit resales of Exchange Securities or to and including the date on which the Company and the Trust give notice that the resale of Exchange Securities under the Exchange Offer Registration Statement may resume or (ii) such time as such broker-dealers no longer own any Registrable Securities. With respect to such registration statement, each broker-dealer that holds Exchange Securities received in an Exchange Offer in exchange for Registrable Securities not acquired by it directly from the Trust shall have the benefit of the rights of indemnification and contribution set forth in Section 6 hereof.

     If, prior to consummation of the Exchange Offer, the Initial Purchaser holds any Securities acquired by it and having the status of an unsold allotment in the initial distribution, the Company shall, upon the request of the Initial Purchaser, simultaneously with the delivery of the Exchange Securities in the Exchange Offer issue and deliver to the Initial Purchaser in exchange (the "Private Exchange") for such Securities held by the Initial Purchaser a like aggregate amount of capital securities issued by the Trust and guaranteed by the Company and underlying junior subordinated deferrable interest debentures of the Company that are identical in all material respects to the Exchange Securities (the "Private Exchange Securities") (and which are issued pursuant to the same indenture and trust agreement as the Exchange Securities) except for the placement of a restrictive legend on such Private Exchange Securities. The Private Exchange Securities shall bear the same CUSIP number as the Exchange Securities.

     (b) If (i) prior to the consummation of the Exchange Offer existing applicable law or Commission interpretations are changed such that the Exchange Capital Securities, Exchange Guarantee and Exchange Debentures to be received by holders other than Restricted Holders in the Exchange Offer for Registrable Securities are not or would not be, upon receipt, transferable by each such holder without restriction under the Securities Act, (ii) the Exchange Offer Registration Statement is not declared effective within 180 days of the Closing Date, (iii) the Company has received an opinion of counsel, rendered by a law firm having a recognized national tax practice, to the effect that, as a result of the consummation of the Exchange Offer, there is more than an insubstantial risk that (a) the Trust is, or will be, subject to United States Federal income tax with respect to income received or accrued on the Debentures, (b) interest payable by the Company on the Debentures is not, or will not be, deductible by the Company, in whole or in part, for United States Federal income tax purposes, or (c) the Trust is, or will be, subject to more than a de minimis amount of
                                                        -- -------
other taxes, duties or other governmental charges, or (iv) the Exchange Offer is commenced prior to the date that is 90 days after the Closing Date and any holder of Private Exchange Securities so requests at any time after the consummation of the Private Exchange, then in addition to or in lieu of conducting the Exchange Offer contemplated by Section 2(a), the Company and the Trust shall file, at the Company's sole expense, under the Securities Act as

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promptly as practicable a "shelf" registration statement providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities (except that in the case of clause (iv) such registration statement shall provide for the registration of only the Private Exchange Securities), pursuant to Rule 415 or any similar rule that may be adopted by the Commission (the "Shelf Registration"). In the case of clauses
(i), (ii) and (iii) the Administrative Trustees will promptly deliver to the holders of the Capital Securities, the Property Trustee and the Delaware Trustee, or the Company will promptly deliver to the holders of the Debentures, if not the Trust, and in the case of clause (iv) the Administrative Trustees or the Company will promptly deliver to the holders of the Private Exchange Securities, written notice that the Company and the Trust will be complying with the provisions of this Section 2(b). The Company and the Trust agree to use their reasonable efforts to cause the Shelf Registration to become or be declared effective and to keep such Shelf Registration continuously effective for a period ending on (A) in the case of a Shelf Registration effected pursuant to clause (i), (ii) or (iii) above, the earlier of (i) either (x) such date as all of the Securities and Private Exchange Securities have ceased to be Registrable Securities or (y) in the event the Company or the Trust have at any time suspended the use of the prospectus contained in the Shelf Registration pursuant to Section 3(c) hereof, the date beyond the date specified in clause
(x) that reflects an additional period of days equal to the number of days during all of the periods from and including the dates the Company and the Trust give notice of such suspension pursuant to Section 3(c) to and including the date when holders of Registrable Securities receive an amended or supplemented prospectus necessary to permit resales of Registrable Securities under the Shelf Registration or to and including the date on which the Company and Trust give notice that the resale to Registrable Securities may resume or (ii) such time as there are no longer any Registrable Securities outstanding, and (B) in the case of a Shelf Registration effected pursuant to clause (iv) above, the earlier of
(i) either (x) the date that is 60 days after the Effective Time with respect to such Shelf Registration or (y) in the event the Company or the Trust have at any time suspended the use of the prospectus contained in the Shelf Registration pursuant to Section 3(c) hereof, the date beyond the date specified in clause
(x) that reflects an additional period of days equal to the number of days during all of the periods from and including the dates the Company and the Trust give notice of such suspension pursuant to Section 3(c) to and including the date when holders of Private Exchange Securities receive an amended or supplemented prospectus necessary to permit resales of Private Exchange Securities under the Shelf Registration or to and including the date on which the Company and Trust give notice that the resale to Private Exchange Securities may resume or (ii) such time as the holders of Private Exchange Securities shall notify the Company and the Trust that they have sold all of the outstanding Private Exchange Securities under such Shelf Registration. The Company and the Trust further agree to supplement or make amendments to the Shelf Registration, as and when required by the rules, regulations or instructions applicable to the registration form used by the Company and the Trust for such Shelf Registration or by the Securities Act or rules and regulations thereunder for shelf registration, and the Company and the Trust agree to furnish to the holders of the Registrable Securities copies of any such supplement or amendment prior to its being used or promptly following its filing with the Commission.

     (c) If the Company or the Trust fail to comply with this Registration Rights Agreement or if the Exchange Offer Registration Statement or the Shelf Registration fails to become effective (any such event a "Registration Default"), then, as liquidated damages (which shall be the sole remedy of holders of the Trust Securities and the Debentures), registration default interest (the "Registration Default Interest") shall become payable in respect of the Debentures, and corresponding registration

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default Distributions (the "Registration Default Distributions"), shall become payable on the Trust Securities as follows:

         (i) if (A) neither the Exchange Offer Registration Statement nor a Shelf Registration is filed with the Commission on or prior to the 150th day after the Closing Date or (B) notwithstanding that the Company and the Trust have consummated or will consummate an Exchange Offer, the Company and the Trust are required to file a Shelf Registration and such Shelf Registration is not filed on or prior to the date required by this Registration Rights Agreement, then commencing on the day after either such required filing date, Registration Default Interest shall accrue on the principal amount of the Debentures, and Registration Default Distributions shall accumulate on the Liquidation Amount of the Trust Securities, each at a rate of 0.25% per annum; or

         (ii) if (A) neither the Exchange Offer Registration Statement nor a Shelf Registration is declared effective by the Commission on or prior to the 30th day after the applicable required filing date or (B) notwithstanding that the Company and the Trust have consummated or will consummate an Exchange Offer, the Company and the Issuer are required to file a Shelf Registration and such Shelf Registration is not declared effective by the Commission on or prior to the 30th day after the date such Shelf Registration was required to be filed, then commencing on the 31st day after the applicable required filing date, Registration Default Interest shall accrue on the principal amount of the Debentures, and Registration Default Distributions shall accumulate on the Liquidation Amount of the Trust Securities, each at a rate of 0.25% per annum; or

         (iii) if (A) the Trust and the Company have not exchanged Exchange Securities for all Securities validly tendered, in accordance with the terms of the Exchange Offer on or prior to the 30th day after the date on which the Exchange Offer Registration Statement was declared effective or
     (B) if applicable, the Shelf Registration has been declared effective and such Shelf Registration ceases to be effective at any time prior to the date on which all Securities and Private Exchange Securities have been disposed of thereunder or otherwise cease to be Registrable Securities, then Registration Default Interest shall accrue on the principal amount of Debentures, and Registration Default Distributions shall accumulate on the Liquidation Amount of the Trust Securities, each at a rate of 0.25% per annum commencing on (x) the 31st day after such effective date, in the case of (A) above, or (y) the day such Shelf Registration ceases to be effective in the case of (B) above;

provided, however, that neither the Registration Default Interest rate on the
-----------------
Debentures nor the Registration Default Distributions rate on the Liquidation Amount of the Trust Securities shall exceed in the aggregate 0.25% per annum; provided, further, however, that (1) upon the filing of the Exchange Offer
--------------------------
Registration Statement or a Shelf Registration (in the case of clause (i)
above), (2) upon the effectiveness of the Exchange Offer Registration Statement or a Shelf Registration (in the case of clause (ii) above), (3) upon the exchange of Exchange Securities for all Securities tendered (in the case of clause (iii) (A) above) or upon the effectiveness of the Shelf Registration which had ceased to remain effective (in the case of clause (iii) (B) above), or
(4) upon such date as all of the Securities have ceased to be Registrable Securities, Registration Default Interest on the Debentures, and Registration Default Distributions on the Liquidation Amount of the Trust Securities as a result of such clause (or the relevant subclause thereof), as the case may be, shall cease to accrue; provided
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further, however, that in the event of a Registration Default resulting from the
----------------
failure by the Company and the Trust to comply with its obligations with respect to a Shelf Registration pursuant to Section 2(b)(iv), and if it would not cause the Trust to be classified as an association taxable as a corporation for United States federal income tax purposes, then Registration Default Distributions shall accumulate only on the Private Exchange Securities.

     (d) Any reference herein to a registration statement shall be deemed to include any document incorporated therein by reference as of the applicable Effective Time and any reference herein to any post-effective amendment to a registration statement shall be deemed to include any document incorporated therein by reference as of a time after such Effective Time.

     (e) Notwithstanding any other provisions of this Registration Rights Agreement, in the event that Debentures are distributed to holders of Capital Securities in liquidation of the Trust pursuant to the Trust Agreement (a) all references in this Section 2 and Section 3 to Securities, Registrable Securities and Exchange Securities shall not include the Capital Securities and Guarantee or Exchange Capital Securities and Exchange Guarantee issued or to be issued in exchange therefor in the Exchange Offer, (ii) all requirements for action to be taken by the Trust in this Section 2 and Section 3 shall cease to apply and all requirements for action to be taken by the Company in this Section 2 and Section 3 shall apply to Debentures and Exchange Debentures issued or to be issued in exchange therefor in the Exchange Offer.

     3. Registration Procedures.
     ---------------------------

     The following provisions shall apply to registration statements filed pursuant to Section 2:

     (a) At or before the Effective Time of the Exchange Offer or the Shelf Registration, as the case may be, the Company and the Trust shall qualify the Indenture, the Trust Agreement and the Guarantee under the Trust Indenture Act.

     (b) In connection with the Company's and the Trust's obligations with respect to the Shelf Registration, if applicable, the Company and the Trust shall, as soon as reasonably practicable (or as otherwise specified herein):

         (i) prepare and file with the Commission a registration statement with respect to the Shelf Registration on any form which may be utilized by the Trust and the Company and which shall permit the disposition of the Registrable Securities in accordance with the intended method or methods thereof, as specified in writing by the holders of the Registrable Securities (except that in connection with a Shelf Registration effected pursuant to Section 2(b)(iv) hereof, such methods shall not include an underwritten offering unless the Company shall consent in its sole discretion), and use their reasonable efforts to cause such registration statement to become effective as soon as practicable thereafter;

         (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such registration statement for the period specified in Section 2(b) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such registration statement, and furnish to the holders

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

     of the Registrable Securities copies of any such supplement or amendment simultaneously with or prior to its being used or filed with the Commission;

         (iii) comply, as to all matters within the Company's and the Trust's control, with the provisions of the Securities Act with respect to the disposition of all of the Registrable Securities covered by such registration statement in accordance with the intended methods of disposition by the holders thereof provided for in such registration statement;

         (iv) provide to any of (A) the underwriters (which term, for purposes of this Registration Rights Agreement, shall include a person deemed to be an underwriter within the meaning of Section 2(11) of the Securities Act), if any, thereof, (B) the sales or placement agent, if any, therefor, (C) counsel for such underwriters or agent and (D) not more than one counsel for all the holders of such Registrable Securities who so request of the Company in writing the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission and each amendment or supplement thereto;

         (v) for a reasonable period prior to the filing of such registration statement, and throughout the period specified in Section 2(b), make available at reasonable times at the Company's principal place of business or such other reasonable place for inspection by the persons referred to in
     Section 3(b)(iv) who shall certify to the Company and the Trust that they have a current intention to sell the Registrable Securities pursuant to the Shelf Registration such financial and other information and books and records of the Company, and cause the officers, employees, counsel and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary, in the judgment of the respective counsel referred to in such Section, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that each such party shall be required to maintain in
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     confidence and not to disclose to any other person any information or records reasonably designated by the Company in writing as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such registration statement or otherwise), or (B) such person shall be required so to disclose such information pursuant to a subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such person shall have given the Company prompt prior written notice of such requirement), or (C) such information is required to be set forth in such registration statement or the prospectus included therein or in an amendment to such registration statement or an amendment or supplement to such prospectus in order that such registration statement, prospectus, amendment or supplement, as the case may be, does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

         (vi) promptly notify the managing underwriter or underwriters, if any, thereof and, except in the case of clause (B) below, the sales or placement agent, if any, therefor and the selling holders of Registrable Securities, provided in each case that the Company has received written notice of the names and addresses of such persons, and confirm such advice in writing,
     (A) when the prospectus or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to any registration statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the Blue

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     Sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such registration statement or prospectus or for additional information,
     (C) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Company or the Trust contemplated by
     Section 3(b)(xv) or Section 5 cease to be true and correct in all material respects, (E) of the receipt by the Company or the Trust of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose or (F) at any time when a prospectus is required to be delivered under the Securities Act, that such registration statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

         (vii) use their reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement or any post-effective amendment thereto at the earliest practicable date;

         (viii) if requested by any managing underwriter or underwriters or any placement or sales agent, promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission and as such managing underwriter or underwriters or such agent specifies should be included therein relating to the terms of the sale of such Registrable Securities, including information with respect to the liquidation amount or principal amount, as the case may be, of Registrable Securities being sold by any holder or agent or to any underwriters, the name and description of such holder, agent or underwriter, the offering price of such Registrable Securities and any discount, commission or other compensation payable in respect thereof, the purchase price being paid therefor by such underwriters and with respect to any other terms of the offering of the Registrable Securities to be sold by such holder or agent or to such underwriters; and make all required filings of such prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;

         (ix) furnish upon request to each holder of Registrable Securities, each placement or sales agent, if any, therefor, each underwriter, if any, thereof and the respective counsel referred to in Section 3(b)(iv) an executed copy (or, in the case of a holder of Registrable Securities, a conformed copy) of such registration statement, each such amendment and supplement thereto (in each case including all exhibits thereto (in the case of a holder of Registrable Securities, upon request) and documents incorporated by reference therein) and such number of copies of such registration statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by such holder, agent or underwriter, as the case may be) and of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity in all material respects with the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder, and such other documents, as such holder, agent, if any, and underwriter, if any, may reasonably request in order to facilitate the offering and disposition of the Registrable Securities owned by such holder, offered or sold by such agent or underwritten by such underwriter and to permit such holder, agent and underwriter to satisfy the prospectus delivery requirements of the Securities Act; and the Company and the Trust hereby consent to the use of such prospectus (including such preliminary and summary prospectus) and any amendment or supplement thereto by each such holder and by any such agent and underwriter, in each case in the form most recently provided to such person by the Company or the Trust, in connection with the offering and sale of the Registrable Securities covered by the prospectus (including such preliminary and summary prospectus) or any supplement or amendment thereto;

         (x) use their reasonable efforts to (A) register or qualify the Registrable Securities to be included in such registration statement under such securities laws or Blue Sky laws of such United States jurisdictions as any holder of such Registrable Securities and each placement or sales agent, if any, therefor and underwriter, if any, thereof shall reasonably request, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the period the Shelf Registration is required to remain effective under Section 2(b) above and for so long as may be necessary to enable any such holder, agent or underwriter to complete its distribution of Securities pursuant to such registration statement but in any event not later than the date through which the Company and the Trust are required to keep the Shelf Registration effective pursuant to Section 2(b) and (C) take any and all other actions as may be reasonably requested to enable each such holder, agent, if any, and underwriter, if any, to consummate the disposition in such jurisdictions of such Registrable Securities; provided, however, that
                                                   -----------------
     neither the Company nor the Trust shall be required for any such purpose to
     (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this
     Section 3(b)(x), (2) consent to general service of process in any such jurisdiction or (3) make any changes to its certificate of incorporation or by-laws or any agreement between it and its stockholders;

          (xi) use its reasonable efforts to obtain the consent or approval of each governmental agency or authority, whether Federal, state or local, which may be required to be obtained by the Company or the Trust to effect the Shelf Registration or the offering or sale in connection therewith or to enable the selling holder or holders to offer, or to consummate the disposition of, their Registrable Securities;

         (xii) cooperate with the holders of the Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall be printed, lithographed or engraved, or produced by any combination of such methods, and which shall not bear any restrictive legends, except as may be required by applicable law; and, in the case of an underwritten offering, enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of the Registrable Securities;

         (xiii) provide a CUSIP number for all applicable Registrable Securities, not later than the Effective Time;

         (xiv) enter into one or more underwriting agreements, engagement letters, agency agreements, "best efforts" underwriting agreements or similar agreements, as appropriate, including customary provision relating to indemnification and contribution, and take such other actions in connection therewith as any holders of Registrable Securities aggregating at least a majority in aggregate liquidation amount or principal amount, as the case may be, of the Registrable Securities at the time outstanding shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities; provided, that the Company and the Trust
                                     --------
     shall not be required to enter into any such agreement more than once with respect to all of the Registrable Securities and may delay entering into such agreement until the consummation of any underwritten public offering which the Company shall have then undertaken;

          (xv) if the offering contemplated by such registration statement is an underwritten offering, (A) make such representations and warranties to the holders of such Registrable Securities and the underwriters thereof in form, substance and scope as are customarily made in connection with an offering of similar capital securities or debt securities, as the case may be pursuant to any agreement or to a registration statement filed on the form applicable to the Shelf Registration; (B) obtain an opinion or opinions of counsel to the Company and an opinion or opinions of counsel to the Trust in each case in customary form and covering such matters, of the type customarily covered by such an opinion in connection with an offering of similar capital securities or debt securities, as the case may be, as the managing underwriters may reasonably request, addressed to the underwriters thereof and dated the date of the closing under the underwriting agreement relating thereto (it being agreed that the matters to be covered by such opinion shall include but not be limited to the due incorporation and valid existence of the Company and certain subsidiaries; the qualification of the Company and certain subsidiaries to transact business as foreign corporations, other than such jurisdictions in which the failure to be so qualified would not result in a material adverse effect; the due authorization, execution and delivery of the underwriting agreement; the due authorization, execution, authentication and issuance, and the validity and enforceability, of the Securities; the absence of material legal or governmental proceedings involving the Company; the absence of governmental approvals required to be obtained in connection with the Shelf Registration, the offering and sale of the Registrable Securities, this Registration Rights Agreement or the underwriting agreement, except such approvals as may be required by the Securities Act or the Trust Indenture Act or under state securities or Blue Sky laws; the compliance as to form of such registration statement and any documents incorporated by reference therein and of the Indenture with the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder, respectively; and, a statement by such counsel to the effect that nothing has come to their attention that would cause them to believe that as of the date of the opinion and of the registration statement or most recent post-effective amendment thereto, as the case may be, such registration statement and the prospectus included therein, as then amended or supplemented, and the documents incorporated by reference therein (in each case other than the financial statements and other financial information contained therein) contain an untrue statement of a material fact or omit to state therein a material fact necessary to make the statements therein not misleading (in the case of such documents, in the light of the circumstances existing at the time that such documents were filed with the Commission under the Exchange Act); (C) obtain a "cold comfort" letter or letters from the independent certified public accountants of the Company addressed to the underwriters thereof, dated (i) the effective date of such registration statement and (ii) the effective date of any prospectus supplement to the prospectus included in such registration statement or post-effective amendment to such registration statement which includes audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus (and, if such registration statement contemplates an underwritten offering pursuant to any prospectus supplement to the prospectus included in such registration statement or post-effective amendment to such registration statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus, dated the date of the closing under the underwriting agreement relating thereto), such letter or letters to be in customary form and covering such matters of the type customarily covered by letters of such type in public offerings of debt securities; (D) deliver such documents and certificates, including officers' or trustees' or Administrative Trustees' certificates, as applicable, as may be reasonably requested by the managing underwriters thereof to evidence the accuracy of the representations and warranties made pursuant to clause (A) above or those contained in Section 5(a) hereof and the compliance with or satisfaction of any agreements or conditions contained in the underwriting agreement entered into by the Company or the Trust; and (E) undertake such obligations relating to expense reimbursement, indemnification and contribution as are provided in Section 6 hereof;

         (xvi) notify in writing each holder of Registrable Securities of any proposal by the Company and/or the Trust to amend or waive any provision of this Registration Rights Agreement pursuant to Section 9(h) hereof and of any amendment or waiver effected pursuant thereto, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be; and

         (xvii) comply with all applicable rules and regulations of the Commission and make generally available to the Company's security holders as soon as practicable but in any event not later than eighteen months after the effective date of such registration statement, an earning statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder).

In case any of the foregoing obligations is dependent upon information provided or to be provided by a party other than the Company or the Trust, such obligation shall be subject to the provision of such information.

     (c) In the event that the Company and the Trust would be required, pursuant to Section 3(b)(vi)(F) above, to notify the selling holders of Registrable Securities, the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof, the Company and the Trust shall promptly prepare and furnish to each such holder, to each placement or sales agent, if any, and to each such underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Registrable Securities, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Each holder of Registrable Securities agrees that upon receipt of any notice from the Company or the Trust, pursuant to Section 3(b)(vi)(F) hereof, such holder shall forthwith discontinue the disposition of Registrable Securities pursuant to the registration statement applicable to such Registrable Securities until such holder (i) shall have received copies of such amended or supplemented prospectus and, if so directed by the Company or the Trust, such holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus covering such Registrable Securities at the time of receipt of such notice or
(ii) shall have received notice from the Company or the Trust that the disposition of Registrable Securities pursuant to the Shelf Registration may continue.

     (d) The Company and the Trust may require each holder of Registrable Securities as to which any registration pursuant to Section 2(b) is being effected to furnish to the Company such information regarding such holder and such holder's intended method of distribution of such Registrable Securities as the Company and the Trust may from time to time reasonably request in writing, but only to the extent that such information is required in order to comply with the Securities Act. Each such holder agrees to notify the Company and the Trust as promptly as practicable of any inaccuracy or change in information previously furnished by such holder to the Company and the Trust or of the occurrence of any event in either case as a result of which any prospectus relating to such registration contains or would contain an untrue statement of a material fact regarding such holder or such holder's intended method of disposition of such Registrable Securities or omits to state any material fact regarding such holder or such holder's intended method of disposition of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Company and the Trust any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such holder or the disposition of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

     (e) Until the expiration of three years after the Closing Date, the Company and the Trust will not, and will not permit any of their "affiliates" (as defined in Rule 144) to, resell any of the Capital Securities or Debentures that have been reacquired by any of them except pursuant to an effective registration statement under the Securities Act.

     (f) In connection with the Company's and the Trust's obligations with respect to the registration of Exchange Securities as contemplated by Section 2(a) (the "Exchange Registration"), if applicable, the Company and the Trust shall, as soon as reasonably practicable (or as otherwise specified):

         (i) prepare and file with the Commission such amendments and supplements to the Exchange Offer Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness thereof for the periods and purposes contemplated in Section 2(a) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of the Exchange Offer Registration Statement, and promptly provide each broker-dealer holding Exchange Securities with such number of copies of the prospectus included therein (as then amended or supplemented), in conformity in all material respects with the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder, as such broker-dealer reasonably may request prior to the expiration of the Resale Period, for use in connection with resales of Exchange Securities;

         (ii) promptly notify each broker-dealer that has requested or received copies of the prospectus included in the Exchange Offer Registration Statement, and confirm such advice in writing, (A) when the Exchange Offer Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to the Exchange Offer Registration Statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the Blue Sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to the Exchange Offer Registration Statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Exchange Offer Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Company and/or the Trust contemplated by Section 5 cease to be true and correct in all material respects, (E) of the receipt by the Company or the Trust of any notification with respect to the suspension of the qualification of the Exchange Securities for sale in any United States jurisdiction or the initiation or threatening of any proceeding for such purpose or (F) at any time during the Resale Period when a prospectus is required to be delivered under the Securities Act, that the Exchange Offer Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder or contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

         (iii) in the event that the Company and the Trust would be required, pursuant to Section 3(f)(ii)(F) above, to notify any broker-dealers holding Exchange Securities, promptly prepare and furnish to each such holder a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of such Exchange Securities during the Resale Period, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing or notify such broker-dealers that the date of Exchange Securities pursuant to the Exchange Offer Registration Statement may continue;

         (iv) use their reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the Exchange Offer Registration Statement or any post-effective amendment thereto at the earliest practicable date;

         (v) use their reasonable best efforts to (A) register or qualify the Exchange Securities under the securities laws or Blue Sky laws of such jurisdictions as are contemplated by Section 2(a) no later than the commencement of the Exchange Offer, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions until the expiration of the Resale Period and (C) take any and all other actions as may be reasonably necessary or advisable to enable each broker-dealer holding Exchange Securities to consummate the disposition thereof in such jurisdictions; provided, however, that neither the Company
                                    --------  -------
     nor the Trust shall be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(f)(v), (2) consent to general service of process in any such jurisdiction or (3) make any changes to its certificate of incorporation or by-laws or any agreement between it and its stockholders;

          (vi) use their reasonable best efforts to obtain the consent or approval of each United States governmental agency or authority, whether Federal, state or local, which may be required to be obtained by the Company or the Trust to effect the Exchange Registration, the Exchange Offer and the offering and sale of Exchange Securities by broker-dealers during the Resale Period;

         (vii) provide a CUSIP number for all applicable Exchange Securities and Private Exchange Securities, not later than the applicable Effective Time;

         (viii) make generally available to the Company's security holders as soon as practicable but no later than eighteen months after the effective date of such registration statement, an earning statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder).

In case any of the foregoing obligations is dependent upon information provided or to be provided by a party other than the Company or the Trust, such obligation shall be subject to the provision of such information.

     4. Registration Expenses.
     -------------------------

         The Company agrees to bear and to pay or cause to be paid promptly upon request being made therefor all expenses incident to the Company's and the Trust's performance of or compliance with this Registration Rights Agreement, including (a) all Commission and any NASD registration and filing fees and expenses, (b) all fees and expenses in connection with the qualification of the Securities or Exchange Securities for offering and sale under the state securities and Blue Sky laws referred to in Section 3(b)(x) and Section 3(f)(v) hereof, including (other than in connection with a Shelf Registration effected pursuant to Section 2(b)(iv) hereof) reasonable fees and disbursements of one counsel for the placement or sales agent or underwriters in connection with such qualifications, (c) all expenses relating to the preparation, printing, distribution and reproduction of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the certificates representing the Securities and all other documents relating hereto, (d) messenger and delivery expenses incurred by the Company or the Trust, (e) fees and expenses of the Trustee under the Indenture, the Property Trustee and Debenture Trustee under the Trust Agreement and the Guarantee Trustee under the Guarantee and of any escrow agent or custodian, (f) internal expenses (including all salaries and expenses of the Company's or its subsidiaries' officers and employees performing legal or accounting duties), (g) fees, disbursements and expenses of counsel and independent certified public accountants of the Company and/or the Trust (including the expenses of any opinions or "cold comfort" letters required by or incident to such performance and compliance), (h) except in connection with a Shelf Registration effected pursuant to Section 2(b)(iv) hereof, reasonable fees, disbursements and expenses of one counsel for the holders of Registrable Securities retained in connection with a Shelf Registration, as selected by the holders of at least a majority in aggregate liquidation amount or principal amount, as the case may be, of the Registrable

Securities being registered, and (i) fees, expenses and disbursements of any other persons, including special experts, retained by the Company in connection with such registration (collectively, the "Registration Expenses"). To the extent that any Registration Expenses are incurred, assumed or paid by any holder of Registrable Securities or any placement or sales agent therefor or underwriter thereof, the Company shall reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a request therefor. Notwithstanding the foregoing, the holders of the Registrable Securities being registered shall pay all agency fees and commissions and underwriting discounts and commissions attributable to the sale of such Registrable Securities and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly), other than the counsel and experts specifically referred to above.

5.   Representations and Warranties.
-----------------------------------

     Each of the Company and the Trust represents and warrants to, and agrees with, the Initial Purchaser and each of the holders from time to time of Registrable Securities that:

         (a) Each registration statement covering Registrable Securities and each prospectus (including any preliminary or summary prospectus)
     contained therein or furnished pursuant to Section 3(c) or Section 3(f) hereof and any further amendments or supplements to any such registration statement or prospectus, when it becomes effective or is filed with the Commission, as the case may be, and, in the case of an underwritten offering of Registrable Securities, at the time of the closing under the underwriting agreement relating thereto, will conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at all times subsequent to the Effective Time when a prospectus would be required to be delivered under the Securities Act, other than from (i) such time as a notice has been given to holders of Registrable Securities pursuant to Section 3(b)(vi)(F) or Section 3(f)(ii)(F) hereof until (ii) such time as the Company furnishes an amended or supplemented prospectus pursuant to Section 3(c) or Section 3(f)(iii) hereof, each such registration statement, and each prospectus (including any summary prospectus) contained therein or furnished pursuant to Section 3(b) or Section 3(f) hereof, as then amended or supple mented, will conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; provided, however, that this
                                               -----------------
     representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company and the Trust by a holder of Registrable Securities expressly for use therein.

         (b) Any documents incorporated by reference in any prospectus referred to in Section 5(a) hereof, when they become or became effective or are or were filed with the Commission, as the case may be, will conform or conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents will contain or contained an untrue statement of a material fact or will omit or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty
                     -----------------
     shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company and the Trust by a holder of Registrable Securities expressly for use therein.

         (c) The compliance by the Company and the Trust with all of the provisions of this Registration Rights Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, other agreement or instrument to which the Trust, the Company or any subsidiary of the Company is a party, or by which the Trust, the Company or any of its subsidiaries is bound, or to which any of the property or assets of the Trust, the Company or any subsidiary of the Company is subject, nor will such action result in a violation of the provisions of the Certificate of Incorporation or the By-Laws of the Company or any of its subsidiaries or the Trust Agreement of the Trust or any statute or any order, rule or regulation of any court or insurance regulatory authority or other governmental agency or authority having jurisdiction over the Company or the Trust or any property of the Company or the Trust, in each case other than such breaches, conflicts, violations or defaults which, individually or in the aggregate, (x) would not have a material adverse effect on the Company and its subsidiaries considered as a whole and (y) would not affect the validity, performance or consummation of the transactions contemplated by this Agreement; and no authorization, approval, order, consent, license, certificate, permit, registration or qualification of or with, any such court or insurance regulatory authority or other governmental agency or authority is required for the consummation by the Company or the Trust, as applicable, of the transactions contemplated by this Registration Rights Agreement, except (v) those which have been obtained, (w) the registration under the Securities Act contemplated hereby, (x) qualification of the Indenture, the Guarantee and the Trust Agreement under the Trust Indenture Act, (y) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws and (z) such authorizations, approvals, orders, consents, licenses, certificates, permits, registrations or qualifications which (individually or in the aggregate) the failure to make, obtain or comply with (a) would not have a material adverse effect on the Company and its subsidiaries considered as a whole and (b) would not affect the validity, performance or consummation of the transactions contemplated by this Registration Rights Agreement.

         (d) This Registration Rights Agreement has been duly authorized, executed and delivered by the Company and the Trust.

     6. Indemnification.
     -------------------

     (a) Indemnification by the Company and the Trust. Upon the registration of
         --------------------------------------------
the Registrable Securities pursuant to Section 2(a) or 2(b) hereof, and in consideration of the agreements of the Initial Purchaser contained herein, and as an inducement to the Initial Purchaser to purchase the Capital Securities, each of the Company and the Trust shall, and they hereby agree jointly and severally to, indemnify and hold harmless each of the holders of Registrable Securities to be included in such registration, and each person who participates as a placement or sales agent or as an underwriter in any offering or sale of such Registrable Securities and each person who controls any such person against any losses, claims, damages or liabilities, joint or several, to which such holder, agent or underwriter may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, or any preliminary, final or summary prospectus contained therein or furnished by the Company or the Trust to any such holder, agent or underwriter, or any amendment or supplement (when considered together with the document to which such supplement relates) thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and each of the Company and the Trust shall, and they hereby agree jointly and severally to, reimburse each such holder, such agent and such underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company and the Trust shall not be liable to any
-----------------
such person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or preliminary, final or summary prospectus, or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company and the Trust by such person or by holders of Registrable Securities expressly for use therein; and provided further, that the Company shall not be
                               ----------------
liable to any such person for any settlement of any action effected without its written consent.

     (b) Indemnification by the Holders and any Agents and Underwriters. The
         --------------------------------------------------------------
Company and the Trust may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section 2(b) hereof and to entering into any underwriting agreement with respect thereto, that the Company and the Trust shall have received an undertaking reasonably satisfactory to it from the holder of such Registrable Securities and from each underwriter named in any such underwriting agreement, severally and not jointly, to indemnify and hold harmless the Company and the Trust, each of the Company's directors and each person who controls the Company or the Trust within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company and the Trust, but only with reference to written information furnished to the Company and the Trust by or on behalf of such person specifically for use in any registration statement, or any preliminary or final or summary prospectus contained therein or any amendment or supplement thereto.

         (c) Promptly after receipt by an indemnified party under Section 6(a) or (b) of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under Section 6(a) or (b). In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party, and who may act in respect of actions involving more than one indemnified party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action, unless the indemnified party shall have reasonably objected to the selected counsel, the indemnifying party will not be liable to such indemnified party under Section 6(a) or (b) for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. Notwithstanding anything to the contrary in this Section 6, an indemnifying party shall only be liable for the legal fees and expenses of one national counsel and appropriate local counsel for all of the indemnified parties with respect to any proceeding or related proceedings.

     (d) Contribution. Each party hereto agrees that, if for any reason the
         ------------
indemnification provisions contemplated by Section 6(a) or Section 6(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this
Section 6(d) were determined by pro rata allocation (even if the holders or any agents or underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), no holder shall be required to contribute any amount in excess of the amount by which the dollar amount of the proceeds received by such holder from the sale of any Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages which such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The holders' and any underwriters' obligations in this
Section 6(d) to contribute shall be several in proportion to the principal amount of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

     (e) The obligations of the Company and the Trust under this Section 6 shall be in addition to any liability which the Company and the Trust may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of each holder, agent and underwriter and each person, if any, who controls any holder, agent or underwriter within the meaning of the Securities Act; and the obligations of the holders and any agents or underwriters contemplated by this Section 6 shall be in addition to any liability which the respective holder, agent or underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his consent, is named in any registration statement as about to become a director of the Company), to each Trustee and Administrative Trustee under the Trust Agreement and to each person, if any, who controls the Company and the Trust within the meaning of the Securities Act.

     7. Underwritten Offerings.
     -------------------------

     (a) Selection of Underwriters. If any of the Registrable Securities covered
         -------------------------
by the Shelf Registration are to be sold pursuant to an underwritten offering, the managing underwriter or underwriters thereof shall be designated by the holders of at least a majority in aggregate liquidation amount of Capital Securities, in the case of an underwritten offering of Capital Securities, or principal amount of the Debentures, in the case of an underwritten offering of Debentures, to be included in such offering, provided that such designated managing underwriter or underwriters is or are reasonably acceptable to the Company. Notwithstanding any other provision of this Registration Rights Agreement, the Company shall not be required to permit an underwritten offering in connection with a Shelf Registration effected pursuant to Section 2(b)(iv) hereof.

     (b) Participation by Holders. Each holder of Registrable Securities hereby
         ------------------------
agrees with each other such holder that no such holder may participate in any underwritten offering hereunder unless such holder (i) agrees to sell such holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

     8. Rule 144.
     ------------

     The Company covenants to the holders of Registrable Securities that the Company shall use its reasonable efforts to timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Section 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 adopted by the Commission under the Securities
Act) and the rules and regulations adopted by the Commission thereunder, and shall take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar or successor rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities in connection with that holder's sale pursuant to Rule 144, the Company shall deliver to such holder a written statement as to whether it has complied with such requirements.

     9. Miscellaneous.
     -----------------

     (a) No Inconsistent Agreements. Each of the Company and the Trust
         --------------------------
represents, warrants, covenants and agrees that it has not granted, and shall not grant, registration rights with respect to Registrable Securities which would be inconsistent with the terms contained in this Registration Rights Agreement.

     (b) Notices. All notices, requests, claims, demands, waivers and other
         -------
communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, if delivered personally or by courier, or three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested) as follows: If to the Company, to it at The PMI Group, Inc., 601 Montgomery Street, San Francisco, California 94111,
Attention: General Counsel; if to the Trust, to it at The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware 19711, Attention:
Corporate Trust Department; and if to a holder, to the address of such holder set forth in the security register or other records of the Trust or the Company, as the case may be, or to such other address as the Company, the Trust or any such holder may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

     (c) Parties in Interest. All the terms and provisions of this Registration
         -------------------
Rights Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto. In the event that any transferee of any holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be deemed a party hereto for all purposes and such Registrable Securities shall be held subject to all of the terms of this Registration Rights Agreement, and by taking and holding such Registrable Securities such transferee shall be entitled to receive the benefits of, and be conclusively deemed to have agreed to be bound by and to perform, all of the applicable terms and provisions of this Registration Rights Agreement.

     (d) Survival. The respective indemnities, agreements, representations,
         --------
warranties and each other provision set forth in this Registration Rights Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any holder of Registrable Securities, any director, officer or partner of such holder, any agent or underwriter or any director, officer or partner thereof, or any controlling person of any of the foregoing, and shall survive delivery of and payment for the Registrable Securities pursuant to the Purchase Agreement and the transfer and registration of Registrable Securities by such holder and the consummation of an Exchange Offer.

     (f) LAW GOVERNING. THIS REGISTRATION RIGHTS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE
STATE OF NEW YORK.

     (g) Headings. The descriptive headings of the several Sections and
         --------
paragraphs of this Registration Rights Agreement are inserted for convenience only, do not constitute a part of this Registration Rights Agreement and shall not affect in any way the meaning or interpretation of this Registration Rights Agreement.

     (h) Entire Agreement; Amendments. This Registration Rights Agreement and
         ----------------------------
the other writings referred to herein (including the Trust Agreement, the Guarantee and the Indenture) or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Registration Rights Agreement supersedes all prior agreements and under standings between the parties with respect to its subject matter. This Registration Rights Agreement may be amended and the observance of any term of this Registration Rights Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company, the Trust and the holders of at least a majority in aggregate liquidation amount or principal amount, as the case may be, of the Registrable Securities at the time outstanding. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any amendment or waiver effected pursuant to this Section 9(h), whether or not any notice, writing or marking indicating such amendment or waiver appears on such Registrable Securities or is delivered to such holder.

     (i) Inspection. For so long as this Registration Rights Agreement shall be
         ----------
in effect, this Registration Rights Agreement and a complete list of the names and addresses of all the holders of Registrable Securities shall be made available for inspection and copying on any business day by any holder of Registrable Securities for proper purposes only (which shall include any purpose related to the rights of the holders of Registrable Securities under the Securities, the Indenture and this Registration Rights Agreement) at the offices of the Company at the address thereof set forth in Section 9(c) above, at the office of the Property Trustee or at the office of the Trustee under the Indenture.

     (j) Counterparts. This agreement may be executed by the parties in
         ------------
counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

     Agreed to and accepted as of the date referred to above.

                                      PMI CAPITAL I


                                      By: /s/ William A. Seymore
                                         -------------------------
                                           Administrative Trustee


                                      THE PMI GROUP, INC.


                                      By: /s/ Bradley M. Shuster
                                         -------------------------
                                         Name:  Bradley M. Shuster
                                         Title: Senior Vice President


                                      GOLDMAN, SACHS & CO.


                                      By: /s/ Goldman, Sachs & Co.
                                         -------------------------
                                           (Goldman, Sachs, & Co.)